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                                                                   EXHIBIT 10.38



                      AMENDMENT EFFECTIVE JANUARY 12, 2000
                     TO THE DEFERRED RESTRICTED UNIT PLAN OF
                             U. S. TRUST CORPORATION
                      AS ADOPTED EFFECTIVE JANUARY 1, 1997

     The Deferred Restricted Unit Plan is amended effective January 12, 2000 as follows:

     1. Section 7 is hereby amended by adding the following sentence at the end of the first paragraph of the Section to read as follows:

          "Notwithstanding the foregoing, at the effective time of the merger of Patriot Merger Corporation ("Merger Sub") with and into the Corporation pursuant to an Agreement and Plan of Merger dated as of January 12, 2000, by and among The Charles Schwab Corporation ("Schwab"), Merger Sub and the Corporation (the "Merger Agreement"), payment with respect to each Participant's Account shall be made to the Participant, or if the Participant has died, to his or her Beneficiary, in the form of a single lump sum cash payment that would otherwise be required to be made hereunder upon a Change in Control, as determined in accordance with the procedures set forth in Section
          1.7 of the Merger Agreement."